                                                                 EXHIBIT 10.10.3

                           NONCOMPETITION AGREEMENT
                           ------------------------

          This Noncompetition Agreement, dated as of July 8, 1997 (the "Agreement"), is entered into by and among Thomas A. Price ("Price") and Donald Strough ("Strough" and, together with Price, the "Principals"), on one hand, and FirstAmerica Automotive, Inc., a Delaware corporation (the "Company"), on the other hand.

                                   RECITALS
                                   --------

          WHEREAS, Price, directly or indirectly, owns and operates certain retail automotive dealerships in the State of California, including Melody Toyota, Stevens Creek Nissan, Marin Nissan, Lexus of Serramonte, and Serramonte Auto Plaza (the "Price Automotive Dealerships");

          WHEREAS, Strough, directly or indirectly, owns and operates California Carriage, Ltd., a retail automotive dealerships in the State of California (the "Strough Automotive Dealership");

          WHEREAS, Price is selling or otherwise disposing of all of his stock in the Price Automotive Dealerships, together with the goodwill of those businesses, and Strough is selling all or substantially all of the assets of the Strough Automotive Dealership, together with the goodwill of that business;

          WHEREAS, upon the consummation of the transactions contemplated by the agreements and plans of merger, stock purchase agreements and asset purchase agreements by Price or Strough on one hand and the Company on the other (collectively, the "Acquisition Documents"), the Company will be acquiring all of the stock of the Price Automotive Dealerships and the Strough Automotive Dealership, together with the goodwill of those businesses, and the Company will operate the Price and Strough Automotive Dealerships in the same cities and counties throughout the State of California where those businesses previously were carried on by the Principals. In addition, the Company will be acquiring additional retail automotive dealerships in other geographic locations, and generally will be engaged in the business of owning and operating retail automotive dealerships throughout the United States;

          WHEREAS, upon the consummation of the transactions contemplated by Acquisition Documents, the Principals will acquire substantial interests of the Company's common stock, with Price acquiring approximately 39% of the Company's common stock and Strough acquiring approximately 11% of such stock;

          WHEREAS, pursuant to certain Executive Employment Agreements, dated as of July 8, 1997, the Principals will be employed as officers of the Company and, together will be directly engaged in directing and overseeing the Company's operations and business;

          WHEREAS, in partial consideration for the Company's acquisition of the Price and Strough Automotive Dealerships and the Principals' receipt of the Company's common stock, and as a condition to effectiveness of certain provisions of the Stockholders' Agreement, dated July 8, 1997, among the Company, the Principals and the Stockholders listed on the signature pages thereto (the "Stockholders' Agreement"), the Principals are entering into this Agreement.

          NOW, THEREFORE, in consideration of the mutual representations, warran ties, covenants and agreements set forth herein and in the Stockholders' Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   AGREEMENT
                                   ---------

          1.   RESTRICTIVE COVENANTS.  The Principals, by and through the Price
               ---------------------
and Strough Automotive Dealerships, are engaged in the business of owning and operating retail automotive dealerships, including, without limitation, selling and leasing new and used domestic and imported automobiles to individual and commercial customers and clients, and repairing and servicing the same in each of the following counties in Northern California: Santa Clara, Marin, Contra Costa and San Mateo (the "Purchased Business"). Moreover, upon the consummation of certain of the transactions contemplated by the Acquisition Documents, the Principals, by and through the Company, will be engaged in the Purchased Business, as well as the business of owning and operating retail automotive dealer ships, including, without limitation, selling and leasing new and used domestic and imported automobiles to individual and commercial customers and clients, and repairing and servicing the same throughout the United States (the "Business"). The Principals each acknowledge that (i) the market for the Business extends throughout the United States, and that the Princ ipals, individually and through the Company, are some of the limited number of people engaged in the Business; (ii) as part of the transactions contemplated by the Acquisition Documents, the Company, directly or indirectly, will be acquiring all of the stock and/or all or substantially all of the assets, as the case may be, of the Purchased Business, including its goodwill, and will carry on the Purchased Business in the same or similar geographic locations and in the same or similar manner, as the Purchased Business had been carried on by the Principals; (iii) upon the consummation of certain of the transactions contemplated by and upon the occurrence of certain conditions in the Stockholders' Agreement, the Principals shall sell or otherwise dispose of all of their stock of the Company; (iv) the restrictive cove-nants and the other agreements contained herein are an essential part of this Agreement and the transactions contemplated by the Stockholders' Agreement and the Acquisition Docu ments, and that the transactions contemplated by the Stockholders' Agreement and the Acquisition Documents are designed and intended to qualify as a sale (or other disposition) by the Principals of all of their interests in the Business and the Purchased Business, as the case may be, within the meaning of section 16601 of the Business and Professions Code of California (the "BPCC"), which section provides as follows:

          (S) 16601.  SALE OF GOOD WILL OR CORPORATION SHARES; AGREEMENT NOT TO
                      COMPETE.

          Any person who sells the goodwill of a business, or any stockholder of a corporation selling or otherwise disposing of all his shares in said corporation, or any stockholder of a corporation which sells (a) all or substantially all of its operating assets together with the goodwill of the corporation, (b) all or substantially all of the operating assets of a division or a subsidiary of the corporation together with the goodwill of such division or subsidiary, or (c) all of the shares of any subsidiary, may agree with the buyer to refrain from carrying on a similar business within a specified county or counties, city or cities, or a part thereof, in which the business so sold, or that of said corporation, division, or subsidiary has been carried on, so long as the buyer, or any person deriving title to the goodwill or shares from him, carries on a like business therein. For the purposes of this section, "subsidiary" shall mean any corporation, a majority of whose voting shares are owned by the selling corporation.

The Principals further represent and warrant and acknowledge and agree that (i) they have been fully advised by counsel in connection with the negotiation, preparation, execution and delivery of this Agreement, the Stockholders' Agreement, the Acquisition Documents, and the transactions contemplated by those agreements; (ii) they have read section 16601 of the BPCC, understand its terms and agree that section 16601 of the BPCC applies in the context of the transactions contemplated by the Stockholders' Agreement, the Acquisition Docu ments, and this Agreement, and such transactions are within the scope and intent of section 16601 and an exception to section 16600 of the BPCC and agree to be fully bound by the restrictive covenants and the other agreements contained in this Agreement; (iii) they have read or otherwise have become familiar with the common law regarding the enforceability of noncompetition agreements and other restrictive covenants and agree that the restrictive covenants contained herein are reasonable, valid and enforceable in the context of this Agreement, the Stockholders' Agreement, the Acquisition Documents, and the transactions contem plated by those agreements; and (iv) no reasonable Person would engage in any of the transactions contemplated by the Acquisition Documents, the Stockholders' Agreement, and this Agreement without the benefit of each of restrictive covenants and agreements contained herein by the Principals. Accordingly, the Principals agree to be bound by the noncompetition agreement and the other restrictive covenants and agreements contained in this Agreement to the maximum extent permitted by law, it being the intent and spirit of the parties that the noncompetition agreement and the other restrictive covenants and agreements contained herein shall be valid and enforceable in all respects and, subject to the terms and conditions of this Agreement, the Stockholders Agreement, and the Acquisition Documents, mutually dependent upon the obligations of the Company to pay or transfer the consideration recited in such agreements to the Principals pursuant to the Acquisition Documents and the Stockholders' Agreement.

               A.   NONCOMPETITION.
                    --------------

                    (1)   THE PURCHASED BUSINESS. Throughout each Principal's
                          ----------------------
employment with the Company and for a 2-year period thereafter (the "Restricted Period"), and excluding any Permitted Activities (defined below), each of the Principals shall not in any city, town, county, parish or other municipality in any state of the United States (including, without limitation, each of the 58 counties in the State of California, the names of each of which being expressly incorporated by reference herein), or in Canada or Mexico, where the Company or any of its subsidiaries, Affiliates (as defined in the Stockholders' Agreement), successors or assigns engages in the Purchased Business, directly or indirectly,
(i) engage in the Purchased Business for the Principals' own account; (ii) enter the employ of, or render any services to or for any entity that is engaged in the Purchased Business; and/or (iii) become interested in any such entity in any capacity, including as an individual, partner, stockholder, officer, director, principal, agent, trustee or consultant; provided, however, the Principals may own, directly or indirectly,
            --------  -------
solely as a passive investment, securities of any entity traded on any national securities exchange or automated quotation system if the Principals, individually or in the aggregate, are not a controlling Person of, or a member of a group which controls, such entity and do not, directly or indirectly, "beneficially own" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, without regard to the 60 day period referred to in Rule 13d-3(d)(1)(i)) 5% or more of any class of securities of such entity;

                    (2)  THE BUSINESS. Throughout each Principal's employment
                         ------------
with the Company and, in the event that either Principal, or both Principals, sells or otherwise disposes of all of his, or their, stock in the Company through a purchase by or other transfer to the Company or any of its subsidiaries, Affiliates, successors or assigns, for a 2-year period thereafter, and excluding any Permitted Activities (defined below), each of the Principals shall not in any city, town, county, parish or other municipality in any state of the United States (including, without limitation, each of the 58 counties in the State of California, the names of each of which being expressly incorporated by reference herein), or in Canada or Mexico, where the Company or any of its subsidiaries, Affiliates, successors or assigns engages in the Business, directly or indirectly, (i) engage in the Business for the Principals' own account; (ii) enter the employ of, or render any services to or for any entity that is engaged in the Business; and/or (iii) become interested in any such entity in any capacity, including as an individual, partner, stockholder, officer, director, principal, agent, trustee or consultant; provided, however,
                                                            --------  -------
the Principals may own, directly or indirectly, solely as a passive investment, securities of any entity traded on any national securities ex change or automated quotation system if the Principals, individually or in the aggregate, are not a controlling Person of, or a member of a group which controls, such entity and do not, directly or indirectly, "beneficially own" (as defined in Rule 13d-3 of the Securities Ex change Act of 1934, as amended, without regard to the 60 day period referred to in Rule 13d-3(d)(1)(i)) 5% or more of any class of securities of such entity;

                    (3)  PERMITTED ACTIVITIES. As used herein, "Permitted
                         --------------------
Activities" means either of the Principal's ownership or operation of retail automotive dealerships, including, without limitation, selling and leasing new and used domestic and imported automobiles to individual and commercial customers and clients, and repairing and servicing the same at those specific dealerships and at the specific geographic locations identified in Schedule 1.

               B.   NONINTERFERENCE. During the Restricted Period, the
                    ---------------
Principals shall not, directly or indirectly, (i) solicit, induce, or attempt to solicit or induce, any Person known to any Principal to be an employee of the Company or any of its subsidiaries, Affiliates, successors or assigns, that is involved in the Business, including the Purchased Business (each such Person, a "Company Person"), to terminate his or her employment or other relationship with the Company or any of its subsidiaries, Affiliates, successors or assigns for the purpose of associating with (A) any entity of which any of the Principals is or becomes a officer, director, partner, stockholder, agent, trustee or consultant, or (B) any competitor of the Company or its subsidiaries, Affiliates, successors or assigns, or (ii) otherwise encourage any Company Person to terminate his or her employment or other relationship with the

Company or any of its subsidiaries, Affiliates, successors or assigns, for any other purpose or no purpose.

               C.   NONSOLICITATION. During the Restricted Period, the
                    ---------------
Principals shall not, directly or indirectly, solicit, induce, or attempt to solicit or induce, any Person or entity then known to be customers, clients, vendors, suppliers, distributors or consultants of the Company or any of its subsidiaries, Affiliates, successors or assigns, in the Business, including the Purchased Business, including, without limitation, any foreign or domestic automobile manufacturer with whom the Company does business from time to time (a "Cus tomer or Supplier"), to terminate his, her or its relationship with the Company or any of its subsidiaries, Affiliates, successors or assigns, for any purpose, including the purpose of associating with or becoming a Customer or Supplier, whether or not exclusive, of any of the Principals or any entity of which any of the Principals is or becomes a partner, stockholder, principal, member, officer, director, principal, agent, trustee or consultant, or otherwise solicit, induce, or attempt to solicit or induce any such Customer or Supplier to terminate his, her or its relationship with the Company or any of its subsidiaries, Affiliates, successors or assigns, for any other purpose or no purpose.

               D. RIGHT OF SUCCESSOR TO ENFORCE AGREEMENT. Any Person to whom all or part of the Business and/or the Purchased Business is sold shall, if this Agree ment is assigned, be entitled to enforce each of the covenants contained herein.

          2.   CONFIDENTIALITY OF TRADE SECRETS OR PROPRIETARY INFORMATION.  The
               -----------------------------------------------------------
Principals acknowledge that they have and will have access to proprietary information, trade secrets, and confidential material (including lists of key personnel, customers, clients, vendors, suppliers, distributors or consultants) of the Company that, in part, is being acquired in connection with the Company's acquisition of the Pur chased Business (the "Confidential Information"). The Principals agree, without limitation in time or until such information shall become public other than by the Principals' unauthorized disclosure, to maintain the confidentiality of the Confidential Information and refrain from divulging, disclosing, or otherwise using in any respect the Confidential Information to the detriment of the Company and any of its subsidiaries, Affiliates, successors or assigns, or for any other purpose or no purpose.

          3.   OWNERSHIP OF INTELLECTUAL PROPERTY.  Each of the Principals
               ----------------------------------
acknowledge and agree that all work performed, and all ideas, concepts, materials, products, software, documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Business (collectively, "Materials") conceived, developed or prepared by each Principal alone, or with others, during the period of each Principal's employment or other relationship with the Company in written, oral, electronic, photographic, optical or any other form, are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of each Principal's employment or other relationship with the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire, each Principal hereby irrevocably assigns all rights, title and interest therein to the Company and its successors or assigns. All Materials belong exclusively to the Company and its successors or assigns, with the Company and its successors or assigns having the right to obtain and to hold in its or their own name, copyrights, patents, trade marks, applications, registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. Each Principal hereby grants to the Company and its successors or assigns an irrevocable power of attorney to perform any and all acts and execute any and all documents and instruments on behalf of each Principal as the Company and its successors or assigns may deem appropriate in order to perfect or enforce the rights defined in this Section. Each Principal further agrees to give the Company and its successors or assigns, or any person designated by the Company and its successors or assigns, at the Company's or its successors' or assigns' expense, any assistance required to perfect or enforce the rights defined in this Section. Employee shall communicate and deliver to the Company and its successors or assigns promptly and fully all Materials conceived or developed by each Principal (alone or jointly with others) during the period of each Principal's employment or other relationship with the Company and its successors and assigns. Nothing contained is this Section shall apply to any invention that qualifies fully under the provisions of Section 2870 of the California Labor Code. In Schedule 2, each Principal has identified all ideas, concepts, materials, products, software, documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, and trade secrets, and works in progress of the same, if any, which each Principal, either individually or with others, owns as of the date hereof.

          4.   RIGHTS AND REMEDIES UPON BREACH BY THE PRINCIPALS.  If the
               --------------------------------------------------
Principals, or any of them, breach, or threaten to commit a breach of, any of the provisions of this Agreement, the Company and its subsidiaries, Affiliates, successors or assigns shall have the following rights and remedies, each of which shall be independent of the others and severally enforceable, and each of which shall be in addition to, and not in lieu of, any other rights or remedies available to the Company or its subsidiaries, Affiliates, successors or assigns at law or in equity under this Agreement, the Acquisition Documents or otherwise:

               A.   SPECIFIC PERFORMANCE.  The right and remedy to have each and
                    --------------------
every one of the covenants in this Agreement specifically enforced and the right and remedy to obtain injunctive relief, it being agreed that any breach or threatened breach of any of the noncompetition or other restrictive covenants and agreements contained herein would cause irreparable injury to the Company and its subsidiaries, Affiliates, successors or assigns and that money damages would not provide an adequate remedy at law to the Company and its subsidiaries, affiliates, successors or assigns.


               B.   ACCOUNTING. The right and remedy to require the Principals
                    ----------
to account for and pay over to the Company and its subsidiaries, Affiliates, successors or assigns, as the case may be, all compensation, profits, monies, accruals, increments or other benefits derived or received by the Principals that result from any transaction or activity constituting a breach of this Agreement.

               C.   SEVERABILITY OF COVENANTS.  The Principals acknowledge and
                    -------------------------
agree that the noncompetition and other restrictive covenants and agreements contained herein are reasonable and valid in geographic and temporal scope and in all other respects. If, however, any court subsequently determines that any of such covenants or agreements, or any part thereof, is invalid or unenforceable, the remainder of such covenants and agreements shall not thereby be affected and shall be given full effect without regard to the invalid portions.

               D.   BLUE-PENCILING.  If any court determines that any of the
                    --------------
noncompetition and other restrictive covenants and agreements, or any part thereof, is unen forceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law.

               E.   ENFORCEABILITY IN ALL JURISDICTIONS.  The Principals intend
                    -----------------------------------
to and hereby confer jurisdiction to enforce each and every one of the covenants and agree ments contained herein upon the courts of any jurisdiction within the geographic scope of such covenants and agreements. If the courts of any one or more of such jurisdictions hold any such covenant or agreement unenforceable by reason of the breadth or such scope or otherwise, it is the intention of the Principals that such determination shall not bar or in any way affect the Company's or any of its subsidiaries', Affiliates', successors' or assigns' right to the relief provided above in the courts of any other jurisdiction within the geographic scope of such covenants and agreements, as to breaches of such covenants and agreements in such other respective jurisdictions, such covenants and agreements as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants and agreements.

          5.   NATURE OF OBLIGATIONS.  Each of the parties hereto agree that the
               ---------------------
nature of the Principals' obligations hereunder are several and not joint and several and no Principal shall be responsible or accountable hereunder for the breach or violation of any of the covenants or other agreements contained herein by any other Principal.

          6.  NOTICES.  All notices or other communications required or
              -------
permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirma tion of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or
(c) the expiration of three (3) business days after the day when mailed by certified or registered mail, postage prepaid, addressed to the parties at the following addresses (or at such other address as the parties hereto shall specify by like notice):

          If to the Company:

               FirstAmerica Automotive, Inc.
               c/o Kay & Merkle
               100, The Embarcadero
               Penthouse
               San Francisco, California 94105
               Attention: Bruce Bercovich, Esq.

          with copies to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               300 South Grand Avenue, Suite 3400
               Los Angeles, California 90071
               Attention:  Rod A. Guerra, Esq.
               Facsimile No.:  (213) 687-5600

          If to a particular the Principal:

               Thomas Price
               c/o Serramonte Auto Plaza
               1500 Collins Avenue
               Colma, California 94014

               Donald Strough
               c/o Concord Honda
               1300 Concord Avenue
               Concord, California


          7.   PARTIES IN INTEREST/ASSIGNMENT. Neither this Agreement nor any of
               ------------------------------
the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that the Company and any of its subsidiaries, Affiliates, and successors may sell, assign or otherwise transfer any or all of its or their right and interest in the Business, including the Purchased Business, whether by operation of law or otherwise, and in this Agreement, in which case this Agreement shall remain in full force after such sale, assignment or other transfer and may be enforced by (i) any successor, assignee or transferee of all or any part of the Business, including the Purchased Business, as fully and completely as it could be enforced by the Company or its subsidiaries and Affiliates if no such sale, assignment or transfer had occurred, and (ii) the Company and any of its subsidiaries and Affiliates in the case of any sale, assignment or other transfer of a part, but not all, of the Business, including the Purchased Business. The benefits under this Agree ment shall inure to and may be enforced by the Company and any of its subsidiaries, Affiliates, successors, transferees and assigns.

          8.   INTERPRETATION.  The headings contained in this Agreement are for
               --------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          9.   COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

          10.  ENTIRE AGREEMENT/MODIFICATION.  This Agreement, the Acquisition
               -----------------------------
Documents, the Stockholders' Agreement, the Executive Employment Agreements, and all documents incorporated by reference herein, represent the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instru ment in writing signed by each of the parties hereto.

          11.  GOVERNING LAW.  This Agreement shall be construed, interpreted,
               -------------
and governed in accordance with either (i) the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, or (ii) in the event of a breach of any of the restrictive covenants contained in Section 1, the law of the State where such breach actually occurs, depending on whichever choice of law shall ensure to the maximum extent that the restrictive covenants shall be enforced in accor dance with the intent of the parties.

          12.  DISPUTE RESOLUTION.  Except as necessary to specifically enforce,
               ------------------
or enjoin the breach of, this Agreement or any provision herein (to the extent such remedies may otherwise be available), any dispute arising out of or relating to this Agree ment shall be submitted to binding arbitration by one arbiter under the then existing Commercial Arbitration Rules of the American Arbitration Association in arbitration proceedings conducted in Los Angeles, California. The arbitrator shall have no power or authority in making his award to modify, enlarge or add to the terms and provisions of this Agreement, except as otherwise expressly agreed herein. Judgement upon the award of the arbiter shall be binding upon the parties and may be entered in any court having jurisdiction. The arbiter shall award to the prevailing party reasonable attorneys' fees and expenses from the other party, including any expert fees, which fees and expenses shall be in addition to any other relief which may be awarded.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agree ment on the day and year first above written.

                            FIRSTAMERICA AUTOMOTIVE, INC.


                            By:  /s/ Thomas A. Price
                               ________________________________
                                Thomas A. Price
                                Its:President

                                 /s/ Thomas A. Price
                            ___________________________________
                            Thomas A. Price

                                 /s/ Donald Strough
                            ___________________________________
                            Donald Strough